Exhibit 10.90

Amendment No. 7 to
SPONSORED RESEARCH AGREEMENT

AMENDMENT TO SPONSORED RESEARCH AGREEMENT, effective June 30, 2002, by and between The University of North Carolina at Chapel Hill, having an address at 308 Bynum Hall, Chapel Hill, North Carolina (the “University”), and Incara Cell Technologies, Inc. (formerly Renaissance Cell Technologies, Inc.), a corporation existing under the laws of the State of Delaware, and having an address P.O. Box 14287, Research Triangle Park, North Carolina 27709 (the “Sponsor”).

WITNESSETH:

WHEREAS, University and Sponsor entered into that certain Sponsored Research Agreement dated July 1, 1997 (the “Research Agreement”);

WHEREAS, through Amendment No. 2 to the Research Agreement, effective June 22, 1999, the parties agreed (i) to extend the Research Agreement, as previously amended, an additional year for the period of July 1, 1999 through June 30, 2000, (ii) that funds designated in the first funding period for building upfit may instead be applied by the University toward the direct and indirect costs associated with the extended period agreed upon therein, and (iii) to modify the scope of research as described on Amendment No. 2;

WHEREAS, through Amendment No. 3 to the Research Agreement, effective July 1, 2000, the parties agreed to a second extension of the Research Agreement, as previously amended, for the period of July 1, 2000 through June 30, 2001;

WHEREAS, the Research Agreement, as previously amended, was amended to include the work of Dr. Edward L. LeCluyse, as detailed on the Letter of Amendment between Sponsor and University dated February 5, 2001 (“Amendment No. 4”);

WHEREAS, through Amendment No. 5 to the Research Agreement, effective June 30, 2001, the parties agreed to a third extension of the Research Agreement, as previously amended, with respect to research conducted under the direction of or in the laboratory of Dr. Lola Reid (the “Reid Project”) for the period of July 1, 2001 through June 30, 2002;

WHEREAS, through Amendment No. 6 to the Research Agreement, effective December 31, 2001, the parties agreed to an extension of the Research Agreement, as previously amended, with respect to research conducted under the direction of or in the laboratory of Dr. Edward L. LeCluyse (the “LeCluyse Project”) for the period of January 1, 2002 through December 31, 2002;

WHEREAS, the fifth year (third extension) of the Research Agreement with respect to the Reid Project is scheduled to conclude on June 30, 2002, as described in Amendment No. 5; and

WHEREAS, Sponsor and University wish to renew Sponsor’s support of the Reid Project for the year July 1, 2002 to June 30, 2003, as detailed in this Amendment No. 7.

NOW, THEREFORE, the aforementioned parties hereto agree to the following:

1.
The scope of work to be conducted as part of the Reid Project from July 1, 2002 to June 30, 2003 shall include (i) the research as set forth on Exhibit A to the Research Agreement, (ii) the additional activities as set forth on the previous Amendments extending the Reid Project, and (iii) the research described on Exhibit A to this Amendment No. 7, attached hereto and incorporated by this reference (the “Scope of Research”), and shall be subject to and governed by all the terms and conditions of the Research Agreement, as amended.

2.
The Sponsor shall continue to provide funding for the Reid Project in an amount of no less than $300,000.00 for the period July 1, 2002 through June 30, 2003, including the application of indirect costs at the rate of 45.5%, as detailed on Exhibit B, attached hereto and incorporated by this reference (the “Budget”). The funding will be made in equal quarterly payments. This funding shall be in addition to and independent of funding for the LeCluyse Project.

3.
This Amendment No. 7, including the Scope of Research and Budget, shall only modify the terms of the Amended Agreement with respect to the Reid Project and shall not amend, modify, or have any other effect on the LeCluyse Project or the terms thereof. Following execution of this Amendment No. 7, the Research Agreement, as amended, shall continue to govern the LeCluyse Project .

4.	All other provisions of the Research Agreement, as amended, shall continue in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the aforementioned parties hereto have executed this Agreement by their duly authorized officers or representatives.

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL		SPONSOR

By:		By:

	Robert P. Lowman, Ph. D. Associate Vice Provost		Clayton Duncan Chief Executive Officer

Date:		Date:

Consented to by Principal Investigator:

By:

Lola M. Reid Professor, Cell & Molecular Physiology

Date: